Exhibit 1.2




                                     $[ ]
                                 (Approximate)


                         WHOLE AUTO LOAN TRUST 20[ - ]

                           ASSET BACKED CERTIFICATES

                         FORM OF UNDERWRITING AGREEMENT
                                (Grantor Trust)

                                                                   [  ], 20[  ]


BEAR, STEARNS & CO. INC.
383 Madison Avenue
New York, New York  10179



Dear Sirs:


     Bear Stearns Asset Backed Funding Inc. (the "Depositor"), a Delaware corporation, has authorized the issuance and sale of Whole Auto Loan Trust 20[
- ] Asset Backed Certificates, in the classes, in the respective original principal amounts and with the designations set forth in Schedule A hereto (the "Underwritten Securities"), issued by Whole Auto Loan Trust 20[ - ] (the "Trust"). Bear, Stearns & Co. Inc. (the "Underwriter") pursuant to this underwriting agreement (the "Underwriting Agreement" or this "Agreement") is purchasing the Underwritten Securities at the prices set forth on Schedule A hereto, and upon the terms and conditions contained herein. The Trust's Assets will include, among other things, a pool of [retail installment sales contracts, retail installment loans, purchase money notes or other notes] secured by [new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, vans, minivans and/or sport utility vehicles] (the "Receivables"), certain monies due or received thereunder on or after [_________], 20[__] (the "Cutoff Date"), security interests in the vehicles financed thereby, certain accounts, and the proceeds thereof, and the proceeds from claims on certain insurance policies.

     The Receivables will be sold to the Depositor by [SELLER] ("[ ]"), as seller (in such capacity, the "Seller"), pursuant to a Sale and Servicing Agreement (the "Sale and Servicing Agreement") to be dated as of the Cutoff Date, between the Depositor and [SELLER], as Seller and as servicer (in such capacity, the "Servicer"). The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement. The Receivables will be sold to the Trust by the Depositor pursuant to a Receivables Purchase Agreement (the "Receivables Purchase Agreement") to be dated as of the Cutoff Date, between the Depositor and the Trust.

     The Underwritten Securities will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cutoff Date, among the Depositor, [____________], as servicer and custodian (the "Servicer"), and [_____________], as trustee (the "Trustee"). [Simultaneously with the issuance of the Underwritten Securities, the Trust will issue its Class [___] Certificates (collectively, the "Privately Offered Securities" and together with the Underwritten Securities, the "Securities")].

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement. This Underwriting Agreement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Sale and Servicing Agreement are referred to herein collectively as the "Operative Agreements."

     SECTION 1. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with you that:

          (a) A Registration Statement on Form S-3 (No. 333-99207) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriter. As used in this Underwriting Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means the final prospectus dated [ ], 20[ ], as supplemented by the final Prospectus Supplement dated [ ], 20[ ], (the "Prospectus Supplement") relating to the Underwritten Securities, to be filed with the Commission pursuant to paragraphs (2), (3) or (5) of Rule 424(b) of the Rules and Regulations. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Prospectus, as the case may be, and incorporated by reference in such Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as the Underwriter delivers to the Depositor pursuant to Section 8(e) hereof for filing on an Additional Materials 8-K (as defined below). The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

     (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations thereunder. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter expressly for use therein. The only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(k) hereof.

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation is made as to Computational Materials, Structural Term Sheets and Collateral Term Sheets (each as defined herein) deemed to be incorporated by reference in the Prospectus as the result of filing an Additional Materials 8-K (as defined below) pursuant to the terms hereof except to the extent such Computational Materials, Structural Term Sheets and Collateral Term Sheets reflect information furnished by the Depositor to the Underwriter.

     (d) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor.

     (e) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Operative Agreements to which it is a party and to cause the Securities to be issued.

     (f) There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before, or threatened by, any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (a) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (b) which assert the invalidity of any of the Operative Agreements to which it is a party or the Securities, (c) which seek to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by any of the Operative Agreements to which it is a party or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of any of the Operative Agreements to which it is a party or the Securities.

     (g) This Underwriting Agreement has been, and each other Operative Agreement to which the Depositor is a party, when executed and delivered as contemplated hereby and thereby, will have been, duly authorized, executed and delivered by the Depositor, and this Underwriting Agreement constitutes, and each other Operative Agreement when executed and delivered as contemplated hereby and thereby, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Underwriting Agreement or any other Operative Agreement, limitations of public policy under applicable securities laws.

     (h) The execution, delivery and performance of the Operative Agreements to which it is a party by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

     (i) The Depositor has no reason to believe that [       ] is not an
independent public accountant with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

     (j) When the Securities are duly and validly executed and authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and paid for, the Securities will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement.

     (k) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Underwritten Securities to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by the Operative Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriter or as have been obtained.

     (l) The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

     (m) At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will: (i) be the sole beneficial owner of the Receivables conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any Person any of its right or title in the Receivables, in the Receivables Purchase Agreement or in the Underwritten Securities; and (iii) have the power and authority to sell its interest in the Receivables to the Trust and to sell the Underwritten Securities to the Underwriter. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trust will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Receivables. Upon delivery to the Underwriter of the Underwritten Securities, the Underwriter will have good title to the Underwritten Securities, free and clear of any Liens.

     (n) As of the Cut-off Date, each of the Receivables will meet the eligibility criteria described in the Prospectus and will conform in all material respects to the descriptions thereof contained in the Prospectus.

     (o) Neither the Depositor nor the Trust created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the Rules and Regulations of the Commission thereunder.

     (p) At the Closing Date, the Underwritten Securities and the Operative Agreements will conform in all material respects to the descriptions thereof contained in the Prospectus.

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

     (q) At the Closing Date (i) the Class A Certificates will have been rated "[ ]" by [ ] ("[ ]") and "[ ]" by [ ] ("[ ]", and together with [ ], the
"Rating Agencies"), [and] (ii) the Class B Certificates will have been rated "[ ]" by [ ] and "[ ]" by [ ] [,and (iii) the Class [ ] Certificates will have been rated "[ ]" by [ ] and "[ ]" by [ ]].

     (r) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Operative Agreements and the Securities have been paid or will be paid at or prior to the Closing Date.

     (s) At the Closing Date, each of the representations and warranties of the Depositor set forth in the Operative Agreements will be true and correct in all material respects.


     Any certificate signed by an officer of the Depositor and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Underwritten Securities shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

     SECTION 2. Purchase and Sale. The commitment of the Underwriter to purchase the Underwritten Securities pursuant to this Underwriting Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to cause the Trustee to issue the Underwritten Securities and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Section 11) to purchase from the Depositor, the aggregate principal balance of the Underwritten Securities set forth in Schedule A for the aggregate purchase price of $[ ].

     SECTION 3. Delivery and Payment. Delivery of and payment for the Underwritten Securities to be purchased by the Underwriter shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York, or at such other place as shall be agreed upon by the Underwriter and the Depositor at 10:00 a.m. New York time on [ ], 20[ ] or at such other time or date as shall be agreed upon in writing by the Underwriter and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Underwritten Securities shall be made to the Underwriter for the account of the Underwriter against payment of the purchase price thereof. The Underwritten Securities shall be in such authorized denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date. The Underwritten Securities will be made available for examination by the Underwriter no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

     SECTION 4. Offering by the Underwriter. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Underwritten Securities for sale to the public as set forth in the Prospectus.

     SECTION 5. Covenants of the Depositor. The Depositor covenants and agrees as follows:

     (a) To prepare (by no later than the second business day immediately preceding the Closing Date) the Prospectus in a form approved by the Underwriter and to file

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

such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the availability of the Prospectus to the Underwriter and to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Underwritten Securities to advise the Underwriter promptly of its receipt of notice of the issuance by the Commission of any stop order or of:
(i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; and (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

     (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

     (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time in connection with the offering or sale of the Underwritten Securities , and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriter and, upon the Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

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

     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriter, be required by the Securities Act or requested by the Commission.

     (e) The Depositor will (i) cause any Computational Materials or any Structural Term Sheet (each as defined below in this subsection) with respect to the Underwritten Securities which are delivered by the Underwriter to the Depositor to be filed with the Commission on an Additional Materials 8-K (as defined below) (A) at or before the time of filing of the Prospectus pursuant to Rule 424(b) under the Securities Act in the case of Computational Materials or any Structural Term Sheets provided to investors prior to the availability of such Prospectus, and (B) within two business days of first use in the case of Computational Materials or any Structural Term Sheet provided to investors subsequent to the availability of, but before the sending or giving of, such Prospectus and (ii) cause any Collateral Term Sheet (as defined below in this subsection) with respect to the Underwritten Securities which are delivered by any Underwriter to the Depositor to be filed with the Commission on an Additional Materials 8-K within two business days after the date on which such Underwriter advises the Depositor that such Collateral Term Sheet was first used; provided, however, that the Depositor shall have no obligation to file any materials which, in the reasonable determination of the Depositor after consultation with the Underwriter, (x) are not required to be filed pursuant to the Kidder Letters and/or the PSA Letter (each as defined below) or (y) contain any erroneous information or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Depositor shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriter to the Depositor as aforesaid. For purposes of this subsection (e), (1) the term "Computational Materials" shall mean those materials which constitute "computational materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I and certain affiliates and the no action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association (the "PSA Letter") for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letters; (2) the terms "Structural Term Sheet" and "Collateral Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the PSA Letter for which the filing of such material on an Additional Materials 8-K is a condition of the relief granted in such letter; and (3) the term "Additional Materials 8-K" shall mean a Current Report on Form 8-K used to file Computational Materials, Structural Term Sheets and/or Collateral Term Sheets.

     (f) To furnish the Underwriter and counsel for the Underwriter, prior to filing with the Commission, and to obtain the consent of the Underwriter for the filing of the following documents relating to the Securities: any (i) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

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

     (g) To make generally available to holders of the Underwritten Securities as soon as practicable, but in any event not later than [90] days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule
158) and covering a period of at least twelve (12) consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

     (h) To use its best efforts, in cooperation with the Underwriter, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Underwritten Securities; provided, however, that in connection therewith, the Depositor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been so qualified.

     (i) During the period from the date of the Prospectus to and including the business day after the Closing Date, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any securities collateralized by, or evidencing an ownership interest in, a pool of [retail installment sales contracts, retail installment loans, purchase money notes or other notes] secured by [new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, vans, minivans and/or sport utility vehicles] without the prior written consent of the Underwriter.

     (j) For a period from the date of this Underwriting Agreement until the retirement of the Securities, to deliver to the Underwriter the annual statement of compliance and the annual independent certified public accountants' report furnished to the Trustee, pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

     (k) To apply the net proceeds from the sale of the Underwritten Securities in the manner set forth in the Prospectus Supplement.

     SECTION 6. Conditions to the Underwriter's Obligations. The obligations of the Underwriter to purchase the Underwritten Securities pursuant to this Underwriting Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) the following conditions as of the Closing Date:

     (a) The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

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

     (b) The Underwriter shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of the Underwriter and its counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) All corporate proceedings and other legal matters relating to the authorization, form and validity of the Operative Agreements, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Underwriting Agreement and the transactions contemplated hereby shall be satisfactory in all respects to the Underwriter and its counsel, and the Depositor shall have furnished to Underwriter and its counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) The Pooling and Servicing shall have been duly executed and delivered by the Depositor and the Trustee and the Securities shall have been duly executed and delivered by the Trustee on behalf of the Trust.

     (e) The Sale and Servicing Agreement shall have been duly executed and delivered by the Depositor, the Servicer and the Seller.

     (f) [[_____________], counsel to the Depositor, shall have furnished to the Underwriter [his/her] written opinion, as counsel to the Depositor, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, to execute, deliver and perform the Operative Agreements to which it is a party and the transactions contemplated thereby.

          (ii) The Depositor is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Depositor, or which might materially and adversely affect the ability of the Depositor to perform its obligations under any of the Operative Agreements to which it is a party.

          (iii) Each of the Operative Agreements to which the Depositor is a party has been duly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute valid and binding obligations, enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity

     (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Underwriting Agreement and the Receivables Purchase Agreement, limitations of public policy under applicable securities laws.

          (iv) The execution, delivery and performance by the Depositor of the Operative Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms of provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor, is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor nor will such actions result in a violation of the provisions of the Certificate of Incorporation or By-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

          (v) To [his/her] knowledge, there are no actions, proceedings or investigations pending before or threatened by any court, administrative agency, or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of any of the Operative Agreements to which it is a party; (c) seeking to prevent the consummation by the Depositor of any of the transactions contemplated by any of the Operative Agreements to which it is a party; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of any of the Operative Agreements to which it is a party.]

     (g) Sidley Austin Brown & Wood LLP shall have furnished to the Underwriter their written opinion, as special counsel to the Depositor, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

          (i) The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and the Prospectus, as of their respective effective or issue dates (in each case other than the documents incorporated therein by reference (including, without limitation, the "Computational Materials", "Structural Term Sheets" and "Collateral Term Sheets" filed by the Depositor with the Commission on Form 8-K) and the financial and statistical information contained therein, as to which such counsel expresses no opinion, complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

          (ii) To such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

          (iii) The statements in the Prospectus under the headings "ERISA Considerations" and "Material Federal Income Tax Considerations", and the statements in the Prospectus Supplement under the headings "Summary-Federal Tax Considerations" and "-ERISA Considerations", "Material Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed;

          (iv) The Underwritten Securities, the Pooling and Servicing Agreement, the Sale and Servicing Agreement and the Receivables Purchase Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

          (v) Assuming that the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the parties thereto, it constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (vi) [Assuming that the Sale and Servicing Agreement has been duly authorized, executed and delivered by the parties thereto, it constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;]

          (vii) Assuming that the Receivables Purchase Agreement has been duly authorized, executed and delivered by the parties thereto, it constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (viii)Assuming that the Securities have been duly and validly authorized, executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, when delivered and paid for, the Securities will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

          (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.

     Such counsel shall have endeavored to see that the Registration Statement and the Prospectus comply with the Act and the rules and regulations of the Commission thereunder relating to registration statements on Form S-3 and related prospectuses, but such counsel cannot, of course, make any representation to you as to the accuracy or completeness of statements of fact contained therein. Nothing, however, shall have come to such counsel's attention that has caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than (i) the information incorporated therein by reference (including, without limitation, any Computational Materials, Structural Term Sheets and Collateral Term Sheets), and (ii) the financial, statistical and numerical information contained therein, as to which in each case such counsel need make no statement.

     (h) Sidley Austin Brown & Wood LLP shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated the Closing Date, with respect to certain matters relating to the transfer of the Receivables to the Trust, in form and substance reasonably satisfactory to the Underwriter and its counsel.

     (i) Sidley Austin Brown & Wood LLP shall have furnished to the Underwriter their written opinion, addressed to the Underwriter and dated the Closing Date, with respect to certain tax matters relating to the issuance of the Securities, in form and substance reasonably satisfactory to the Underwriter and its counsel.

     (j) The Underwriter shall have received from [___________], counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriter may require, and the Depositor shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

     (k) [____________], counsel to the Trustee, shall have furnished to the Underwriter their written opinion, as counsel to the Trustee, addressed to the Underwriter and dated the Closing Date, regarding the due organization of the Trustee, the due authorization, execution and delivery by the Trustee of the Pooling and Servicing Agreement, no conflicts or violations of organizational documents, contracts or law and other related matters, in form and substance reasonably satisfactory to the Underwriter and its counsel.

     (l) The Underwriter shall have received a certificate, dated the Closing Date, of any of the Chairman of the Board, the President, any Senior Vice President or the chief financial officer of the Depositor stating that (A) the representations and warranties of the Depositor contained in this Underwriting Agreement and the Operative Agreements to which it is a party are true and correct on and as of the Closing Date, (B) the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date,
(C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his or her knowledge, are contemplated by the Commission, and
(D) since [______], [____], there has been no material adverse change in the financial position or results of operations of the Depositor or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Depositor except as set forth in or contemplated by the Registration Statement and the Prospectus.

     (m) [The Seller shall have furnished to the Underwriter (1) a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Seller, stating:

          (i) The representations and warranties made by the Seller in each of the Operative Agreements to which the Seller is a party are true and correct as of the Closing Date.

          (ii) There has been no amendment or other document filed affecting the Certificate of Incorporation or By-Laws of the Seller since [ ], 20[ ] and no such amendment has been authorized.

          (iii) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Seller.

          (iv) The Seller possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus Supplement, and the Seller has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Seller would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

          (v) At the time of execution and delivery of the Receivables Purchase Agreement, the Seller will: (i) be the sole beneficial owner of the Receivables conveyed by the Seller to the Depositor, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any Person any of its right or title in the Receivables; and (iii) have the power and authority to sell its interest in the Receivables to the Depositor.]

     (n) The Trustee shall have furnished to the Underwriter a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of each of the Operative Agreements to which the Trust is a party and the acceptance by the Trustee of the trusts created thereby and the due execution and delivery of the Securities by the Trustee thereunder and such other matters as the Underwriter shall reasonably request.

     (o) At the Closing Date (i) the Class A Certificates will have been rated "[ ]" by [ ] ("[ ]") and "[ ]" by [ ] ("[ ]", and together with [ ], the
"Rating Agencies"), [and] (ii) the Class B Certificates will have been rated "[ ]" by [ ] and "[ ]" by [ ] [,and (iii) the Class [ ] Certificates will have been rated "[ ]" by [ ] and "[ ]" by [ ]].

     (p) The Depositor shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably have requested not less than three full business days prior to the Closing Date.

     (q) Prior to the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (r) Subsequent to the execution and delivery of this Underwriting Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in any of the instances set forth in clauses (i),
(ii), (iii) and (iv) herein, in the judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Underwritten Securities on the terms and in the manner contemplated in the Prospectus.

     (s) The Underwriter shall have received from [ ], letters, dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriter, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement agrees with the records of the Seller and the Servicer excluding any questions of legal interpretation.

     (t) The Underwriter shall have received from [ ], certified public accountants, a letter dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, to the effect that they have performed certain specified procedures and recomputations as a result of which they have confirmed the numerical information set forth in the Computational Materials, Structural Term Sheets and Collateral Term Sheets.

     If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement may be terminated by the Underwriter by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

     SECTION 7. Payment of Expenses. As between the Depositor and the Underwriter, the Depositor agrees to pay all expenses incident to the performance of its obligations under this Underwriting Agreement, including without limitation those relating to: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) a portion of the fees previously paid to the Commission with respect to the filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus (including the Prospectus Supplement) or any document incorporated by reference therein, all as provided in this Underwriting Agreement; (d) the costs of reproducing and distributing this Underwriting Agreement; (e) the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in Section 5(h), if necessary, hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriter); (f) any fees charged by securities rating services for rating the Securities; and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel).

     If this Underwriting Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 11, the Depositor shall cause the Underwriter to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Sidley Austin Brown & Wood LLP, counsel for the Underwriter.

     SECTION 8. Indemnification and Contribution. (a) The Depositor agrees to indemnify and hold harmless the Underwriter and the Seller and each person, if any, who controls the Underwriter or the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Underwritten Securities), to which the Underwriter or the Seller or any such controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or

(iv) the omission or alleged omission to state in the Prospectus or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Underwriter, the Seller and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, the Seller or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter or the Seller specifically for inclusion therein, it being understood that the only information furnished by or on behalf of (1) the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(i) hereof; (2) the Seller, is the Seller-Provided Information and the Seller Prospectus Information. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriter or the Seller or any controlling person of the Underwriter or the Seller.

     (b) The Underwriter agrees to indemnify and hold harmless the Depositor and the Seller, each of their directors, each of the officers of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor or the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor, the Seller or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto,
(ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus, or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Depositor and the Seller and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor, the Seller or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The only information furnished by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(i) hereof. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Depositor, the Seller or any such director, officer or controlling person.

     (c) The Seller agrees to indemnify and hold harmless the Underwriter and the Depositor and each of their directors, each of their officers and each person or entity who controls the Underwriter or the Depositor or any such person, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Underwriter or the Depositor, or any such person or entity may become subject, under the Securities Act, the Exchange Act or otherwise, and will reimburse the Underwriter and the Depositor, each such director and officer and each such controlling person for any legal or other expenses incurred by the Underwriter or the Depositor or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, (ii) the Seller Prospectus Information (as defined below) or (iii) the Computational Materials, Structural Term Sheets or Collateral Term Sheets distributed by the Underwriter, unless such untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with Derived Information (as defined in Section 8(h) below) provided by the Underwriter expressly for use in the Computational Materials, the Structural Term Sheets or the Collateral Term Sheets and the untrue statement or alleged untrue statement did not derive from an inaccuracy in the Seller-Provided Information (as defined in Section 8(h) below) used in the preparation of such Computational Materials, Structural Term Sheets or Collateral Term Sheets, the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the Seller Prospectus Information, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement is not information provided by the Underwriter, as described in clause (i) below (such information, the "Seller Prospectus Information"). The Seller shall not be liable to the Underwriter and the Depositor for Seller Prospectus Information with respect to any untrue statement or alleged untrue statement or omission or alleged omission contained in any Seller Prospectus Information, if such Seller Prospectus Information was corrected subsequently and provided to the Underwriter and the Depositor by the Seller prior to the date of the Prospectus Supplement. The only information furnished by the Seller is the Seller-Prospectus Information and the Seller Provided-Information (as defined in Section 8(h) below).

     (d) Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section 8 consist of the Underwriter or any of its controlling persons, or the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons, or the Seller, if the indemnified parties under this Section 8 consist of the Seller or any of the Seller's directors, officers or controlling persons.

     Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a), (b) and (c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and
(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     (e) The Underwriter agrees to provide the Depositor, with a copy to the Seller, for filing with the Commission on an Additional Materials 8-K (i) no later than two (2) Business Days prior to the day on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Computational Materials and Structural Term Sheets (each as defined in Section 5(e) hereof) distributed by the Underwriter and (ii) no later than one (1) business day after first use with a copy of any Collateral Term Sheets (as defined in Section 5(e) hereof) distributed by the Underwriter. If the Underwriter does not provide any Computational Materials, Structural Term Sheets and Collateral Term Sheets to the Depositor and the Seller pursuant to this Section, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Underwritten Securities that is required to be filed with the Commission in accordance with the Kidder Letters and the PSA Letter.

     (f) The Underwriter agrees, assuming all Seller-Provided Information (as defined in Section 8(h)) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, the Seller, each of the their respective officers and directors and each person who controls the Depositor or the Seller within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Computational Materials, Structural Term Sheets and Collateral Term Sheets provided by the Underwriter and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriter under this Section 8(f) shall be in addition to any liability which the Underwriter may otherwise have. The procedures set forth in Section 8(d) shall be equally applicable to this Section 8(f).

     (g) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 8(a), (b), (c) or (f) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor, the Seller and the Underwriter from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(d), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Depositor, the Seller and the Underwriter with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

     The relative benefits of the Underwriter, the Seller and the Depositor shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor and the Seller bear to the total underwriting discounts and commissions received by the Underwriter from time to time in negotiated sales of the related Underwritten Securities.

     The relative fault of the Underwriter, the Seller and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

     The Depositor, the Seller and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(g) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(g) shall be deemed to include, for purposes of this Section 8(g), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     For purposes of this Section 8, in no case shall the Underwriter be responsible for any amount in excess of (x) the amount received by the Underwriter in connection with its resale of the Underwritten Securities over
(y) the amount paid by the Underwriter to the Depositor for the Underwritten Securities hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (h) For purposes of this Section 8 (except as otherwise provided) the terms "Computational Materials", "Structural Term Sheets", "Collateral Term Sheets" and "Derived Information" mean such portion, if any, of the information delivered to the Depositor by the Underwriter pursuant to Section 8(c) for filing with the Commission on an Additional Materials 8-K as:

          (i) is not contained in the Prospectus without taking into account information incorporated therein by reference through an Additional Materials 8-K; and

          (ii) does not constitute Seller-Provided Information.

"Seller-Provided Information" means the information and data set forth on any computer tape (or other electronic or printed medium) furnished to the Underwriter by or on behalf of the Seller concerning the assets comprising the corpus of the Trust.

     (i) Bear, Stearns & Co. Inc. confirms that the information set forth in [ ] in the Prospectus Supplement, and the parties hereto acknowledge that such information, constitutes the only information furnished in writing by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or contained in certificates of officers of the Depositor or the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Depositor or the Seller, as applicable and shall survive delivery of any Underwritten Securities to the Underwriter.

     SECTION 10. [RESERVED].

     SECTION 11. Termination of this Underwriting Agreement. The Underwriter may terminate this Underwriting Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(v) of this Underwriting Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in Section 5(g), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 9 and 16 shall remain in effect.

     SECTION 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to Bear, Stearns & Co. Inc., shall be delivered or sent by mail, telex or facsimile transmission to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179 Attention: Asset Backed Securities Group (Fax: 212-272-0979);

     (b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to Bear Stearns Asset Backed Funding, Inc., 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel (Fax:
212-272-4095); and

     (c) if to the Seller, shall be delivered or sent by mail, telex or facsimile transmission to [ ].

     SECTION 13. Persons Entitled to the Benefit of this Underwriting Agreement. This Underwriting Agreement shall inure to the benefit of and be binding upon the Underwriter, the Seller and the Depositor and their respective successors. This Underwriting Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Underwriting Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Underwriting Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 13, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or any provision contained herein.

     SECTION 14. Survival. The respective indemnities, representations, warranties and agreements of the Depositor, the Seller and the Underwriter contained in this Underwriting Agreement, or made by or on behalf of them, respectively, pursuant to this Underwriting

Agreement shall survive the delivery of and payment for the Underwritten Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 15. Definition of the Term "Business Day". For purposes of this Underwriting Agreement, "Business Day" means any day on which the New York Stock Exchange is open for trading.

     SECTION 16. Governing Law; Submission to Jurisdiction. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

     The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Underwriting Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

     SECTION 17. Counterparts. This Underwriting Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.


     SECTION 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Underwriting Agreement.

                                     * * *

     If the foregoing correctly sets forth the agreement among the Depositor and the Underwriter, please indicate your acceptance in the space provided for the purpose below.


                                    Very truly yours,


                                    BEAR STEARNS ASSET BACKED FUNDING INC.


                                      By:
                                          Name:
                                          Title:

CONFIRMED AND ACCEPTED, as
of the date first above written:
BEAR, STEARNS & CO. INC.


By:
      Name:
      Title:

                                  SCHEDULE A


                            Underwritten Securities



         Class            Principal Balance
-------------------   ------------------------

           A
           B








                                     A-1